Exhibit 10.45

Amendment No. 1 to Notes Purchase and Exchange Agreement

This Amendment No. 1 to Notes Purchase and Exchange Agreement (this “Amendment”) is entered into as of February 25, 2026 (the “Amendment Date”) by and among (i) LiveChain, Inc., a Nevada corporation (“LICH”); (ii) LICH AI, Inc., a Delaware corporation and a wholly owned subsidiary of LICH (“Buyer’); and (iii) Remus Capital Series B II, L.P., a Delaware limited partnership (“Remus”). Each of LICH, Buyer, and Remus are referred to herein as a “Party” and together as the “Parties”.

WHEREAS, the Parties are all of the Parties to the Notes Purchase and Exchange Agreement, dated as of February 20, 2026 (the “Original Agreement”) and now desire to amend the Original Agreement, and pursuant to the provisions of Section 9.03 of the Original Agreement it may be amended in a writing executed by the Parties;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.	Defined Terms. Capitalized terms used herein without definition shall have the meanings given in the Original Agreement.

2.	Amendments. Pursuant to the provisions of Section 9.03 of the Original Agreement, the Original Agreement is hereby amended as follows:

(a)	The date February 20th, 2026 in Section 5.03(a) of the Original Agreement is hereby amended to be March 8, 2026.

(b)	The date February 20, 2026 in Section 7.01(b) of the Original Agreement is hereby amended to be March 8, 2026.

(c)	The Parties acknowledge and agree that the Original Agreement made reference in certain sections to the “Remus Stockholder Approval”, but such reference was a typographical error, and therefore (i) the phrase “(notwithstanding the prior receipt of Remus Stockholder Approval)” in Section 7.01(d) of the Original Agreement is hereby deleted, and (ii) the phrase “; provided, however, that in the event that Remus has received Remus Stockholder Approval, no amendment shall be made to this Agreement that requires the approval of Remus Stockholders under applicable Law without obtaining Remus Stockholder Approval of such amendment” in Section 9.03 of the Original Agreement is hereby deleted.

3.	Remainder In Effect. Other than as amended herein, the Original Agreement shall remain in full force and effect. As of and following the Amendment Date, any reference in the Original Agreement to the “Agreement” shall be deemed a reference to the Original Agreement as amended by this Amendment.

4.	Miscellaneous.

(a)	This Amendment, and any dispute, controversy or claim arising out of, relating to or in connection with this Amendment, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of Delaware in each case as in effect from time to time and as the same may be amended from time to time, without application of the conflicts of laws provisions and as applied to agreements performed wholly within the State of Delaware.

(b)	This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective duly authorized officers to be effective as of the Amendment Date.

LiveChain, Inc.

By:	/s/ Venkat Nelabhotla
	Name:	Venkat Nelabhotla
	Title:	Chief Executive Officer

LICH AI, Inc.

By:	/s/ Venkat Nelabhotla
	Name:	Venkat Nelabhotla
	Title:	Chief Executive Officer

Remus Capital Series B II, L.P.

By:	Remus Capital Series B II GP, LLC
Its:	General Partner

By:	/s/ Krishna Gupta
Name:	Krishna Gupta
Title:	Managing Member